THE GABELLI UTILITIES FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                                      [PHOTO OF TIMOTHY P. O'BRIEN, CFA OMITTED]
                                                         TIMOTHY P. O'BRIEN, CFA

TO OUR SHAREHOLDERS,

      The third quarter of 2001 was miserable before September 11, and it only got worse after that. The economy was already weak and getting weaker. Seven Federal Reserve Board ("Fed") easings did not seem to be helping. The investment spending binge of the past decade combined with the sudden economic slowdown dropped U.S. capacity utilization below 80% for the first time in a decade, and American businesses slashed capital budgets in response. Lower interest rates will not bring investment spending up; only higher retail demand can do that now.

      September 11 reduced any lingering doubt about whether or not the U.S. is in a recession. It is. The payroll number reported on October 5, covering the period through September 12, was much worse than expected. The number to be reported on November 2, which will reflect the first month of American life after the attack, will be awful. Unemployment, currently at 4.9% and up sharply from less than 4% only a few months ago, seems destined to go up as American businesses batten down the hatches in the face of the storm that is upon us.
Jobs that seemed secure are suddenly seen to be at risk. This is not an environment conducive to robust consumer spending. We have seen the onset of recessions before, and we know what the consumer does. The consumer cuts back and waits to see just how bad it is going to get. The consumer's need to rebuild liquidity in the face of economic uncertainty exacerbates the falloff in demand, and the recession is fully under way. We can't know until after the fact how bad the recession is going to be. The recessions of 1974-75 and 1981-82 were truly awful, while that of 1990-91 was broad based but relatively mild. History tells us that unemployment normally peaks in a recession between 7% and 9%. There is more pain to come in the months ahead.

      Arguing for a relatively mild recession are several factors. Monetary policy at the moment is highly stimulative, and history tells us that when the pundits start pontificating about "the Fed pushing on a string," the monetary stimulus usually starts to kick in. Fiscal policy has turned stimulative as well. President Bush's summer tax cut, widely derided by columnists and policy wonks on the Left, looks positively prescient. Whether that is by luck or by design is for history to judge. More tax cuts are coming, sooner rather than later. In addition, government spending, the third leg of the economic stool, is set to rise faster than the 4% spending growth that the Administration had targeted. An awful lot of money, much of it from the federal government, is going to be spent on security. While this represents a dead loss in terms of economic efficiency (security spending does not make or produce anything), it is a lot of money and a lot of jobs.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                      QUARTER
                                                  ----------------------------------------------
                                                    1ST         2ND          3RD          4TH          YEAR
                                                  ---------------------------------------------------------------
  2001:   Net Asset Value ....................    $11.02      $10.43     $  9.32          --            --
          Total Return .......................     (4.2)%      (3.5)%      (8.7)%         --            --
-----------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................    $11.76      $10.88      $12.08        $11.72        $11.72
          Total Return .......................     10.0%       (5.7)%      13.1%         (0.8)%        16.4%
-----------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................      --          --        $10.01        $10.89        $10.89
          Total Return .......................      --          --          0.1%(b)      22.1%         22.3%(b)
-----------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------
                 AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2001 (A)
                 -----------------------------------------------
                    1 Year .........................  (16.23)%
                    Life of Fund (b) ...............     9.21%
              ----------------------------------------------------

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------

      Of course, this means that the U.S. is running a deficit again. So what? The U.S. has less debt relative to Gross Domestic Product ("GDP") than any major industrial nation in the world. If a little deficit spending gets the economy growing again, and eventually it will, it is money well spent. Social Security reform will just have to wait for another day.

      What does this mean for utility stock investors? Utility stocks historically have performed relatively well during recessions. Electricity, gas and water usage have some economic sensitivity but not that much. Weather is a lot more important. People and businesses pay their utility bills in good times and bad. Utilities, in addition, are in the best financial shape in decades. Dividend payouts are low, balance sheets are strong, and the quality of earnings is excellent. The stocks are cheap, with many quality stocks trading at 10 times earnings or less. One additional point to consider: the 4% to 6% yields that investors can get on utility stocks looks very attractive compared to what the banks are paying on CDs as the Fed hammers interest rates lower and lower. Utilities have long offered equity investors a safe haven in economic downturns, and this time should be no different.

      Fundamental developments for utilities in the third quarter were generally positive. The lights stayed on in California. The President's energy policy proposals unveiled in May were going nowhere fast, particularly since the Democrats took control of the Senate, but post-September 11 they are back on the front burner in Congress, and we could see legislation on the President's desk by the end of the year. Since it is Congress, of course, you never know until it is done. The President's package contains several items of importance to utilities. The Administration package would substantially reform the Public Utility Holding Company Act (PUHCA), which would allow non-utility companies to invest in utilities in a meaningful way for the first time since 1935. This would be a tremendous spur to utility merger and acquisition activity. The proposal would also allow electric companies to avoid capital gains tax on transmission assets transferred to independent regional transmission operators, and would clarify the tax status of nuclear decommis-
sioning funds. Both proposals, if enacted, would facilitate utility consolidation activity, an ongoing focus of the Fund's investment strategy. Consolidation activity saw some signs of picking up in the third quarter, as German utility giant E.ON agreed to buy American Water Works for a very rich price. In October, the independent power producer ("IPP") Reliant Resources also paid up to acquire another IPP, Orion Power. Also in October, Northwest Natural Gas agreed to acquire Portland General Electric from Enron in a pretty reasonably-priced deal that we like a lot. So, things seem to be developing as we hoped, as discussed in our second quarter report: the rhetoric is cooling off, rates are coming down (except in California, and they did it to themselves) and things in utility-land are getting back to normal.

      One thing that we are watching closely with some concern is the risk that regulators will reduce allowed rates of return for utilities as interest rates ratchet down. With interest rates where they are currently, a reasonable allowed return on equity would be in the range of 9.5% to 10.5%. Some utilities that have avoided filing rate cases for years still have allowed returns that are substantially higher. In an economic downturn, industrial and commercial customers are under a lot of pressure to cut costs, and one way of doing that is to complain to regulators that utilities are earning too much money. We are consistently trying to avoid companies that are vulnerable to a regulatory earnings review that could trigger a general rate case.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Utilities Fund's (the "Fund") total return fell 8.67%. The Standard & Poor's ("S&P") Utility Index and Lipper Utility Fund Average declined 17.91% and 12.60%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 16.23% over the trailing twelve-month period. The S&P Utility Index and Lipper Utility Fund Average fell 24.83% and 22.75%, over the same twelve-month period. For the past nine months through September 30, 2001, the Fund declined 15.56% while the S&P Utility Index and Lipper Utility Fund Average declined 28.08% and 20.75%, respectively. Since inception on August 31, 1999 through September 30, 2001, the Fund had a cumulative total return of 20.20%, which equates to an average annual total return of 9.21%.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunications companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

COMMENTARY

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time.

Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. Things seem to be picking up a bit already, and if Congress cooperates, which is always a big question mark, we could be off to the races next year.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BELLSOUTH CORP. (BLS - $41.55 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered earnings per share ("EPS") growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans. At 16 times consensus 2002 EPS estimates, BellSouth is statistically the cheapest of the three regional Bells.

CH ENERGY GROUP INC. (CHG - $40.60 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area long dominated by IBM. The buyer would almost have to be Energy East, Consolidated Edison, National Grid or Keyspan. The best fit clearly is with Energy East. The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. Energy East has a depressed stock price due to arbitrage pressures, Con Ed is licking its wounds from the Northeast Utilities fiasco and has its hands full and then some since September 11, and the Grid is tied down with Niagara Mohawk until 2002. We think it would happen in more than a year but less than three. Our estimate of the company's private market value ("PMV") is $63, which represents a premium of around 50%.

CINERGY CORP. (CIN - $30.87 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Zsa Zsa Gabor for our more senior shareholders), but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer. The stock is dirt cheap at 11 times consensus 2002 EPS of $2.90. We think that the stock is cheap because investors have been waiting so long for the sale that many have given up and moved on. At a 10% discount multiple for a premier company, we'll wait.

DTE ENERGY (DTE - $43.05 - NYSE) is a combination electric and gas utility serving metropolitan Detroit. The company recently completed the acquisition of MCN Energy, the gas distribution company serving much of southeastern Michigan. The company expects to exceed its initial estimate of cost savings. DTE trades at about 11 times our 2002 earnings estimate of $3.95 per share.

GREAT PLAINS ENERGY INC. (GXP - $26.09 - NYSE) used to be Kansas City Power and Light before forming a holding company and changing its name. We would have preferred that the company had done neither. The stock is not extremely cheap at 14 times consensus 2002 EPS, but those earnings are depressed by weak industrial electricity sales and by telecom losses at the ill-starred DTI Holdings subsidiary. We own Great Plains for the consolidation play, pure and simple. Utilicorp would buy Great Plains in a heartbeat and the consolidation would benefit shareholders and customers alike. We hope that new CEO Bernie Beaudoin will be more receptive to doing the right thing than his predecessor was. The stock has languished as the company deals with its self-imposed woes, and time is running out.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $16.97 - NYSE) agreed to be acquired by the National Grid of the U.K. in August 2000 for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The New York regulators remain the major hurdle to be cleared. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

ONEOK INC. (OKE - $16.56 - NYSE) is pronounced "wun-oke," not "oh-nee-ock." One company, in Oklahoma. Get it? We didn't, either. No matter. Hate the name, love the stock. The Fund initiated a position in ONEOK late in the third quarter. The stock had fallen along with natural gas prices, and then got shredded when S&P dropped the company from the S&P 500 Index. The index funds had to sell; we bought. We're looking for a sale. Western Resources owns 45% of ONEOK and would like to sell. They have two problems: first, avoiding capital gains taxes and second, keeping the sale proceeds away from the sticky fingers of the Kansas regulators. Both problems are difficult but not impossible. We think that ONEOK management would be amenable to an approach from a buyer willing to structure a bid such that shareholders, customers and management all benefit.

RGS ENERGY GROUP INC. (RGS - $38.70 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East, its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

SBC COMMUNICATIONS INC. (SBC - $47.12 - NYSE) is one of the largest incumbent local exchange carriers. The stock had been weighed down by estimate reductions following the Ameritech acquisition, mounting concerns about the impact of California's economic slowdown, and valuation concerns related to moderating EPS growth. Offsetting these concerns to investors are the stock's appeal as a relatively safe and liquid issue. SBC is expected to earn $2.35 per share this year, which is below company guidance, and $2.50 in 2002. The stock has done well in recent weeks, and we have taken some profits.

VERIZON COMMUNICATIONS (VZ - $54.11 - NYSE) is the large local telephone giant that was created by the merger of Bell Atlantic with GTE. The stock is statistically cheap compared to SBC or BellSouth, although its near-term EPS growth is actually superior. Verizon owns 55% of its wireless unit with the balance owned by Vodafone of the United Kingdom. During the first quarter it was rumored that Vodafone wanted to buy Verizon out of the wireless joint venture. We doubt that Verizon wants to exit the wireless business, and at the moment Vodafone lacks the wherewithal to buy Verizon out anyway. Verizon trades at about 17 times 2002 estimated EPS of $3.15, versus 2001 consensus estimates of $3.05. Verizon has performed very well and is no longer extremely cheap, and we have trimmed the position noticeably since our last quarterly report.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                 WHEN
                         ---                 ----
      Special Chats:     Mario J. Gabelli    First Monday of each month
                         Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         NOVEMBER            DECEMBER           JANUARY
                         --------            --------           -------
      1st Wednesday      Lynda Calkin        Caesar Bryan       Walter Walsh
      2nd Wednesday      Walter Walsh        Ivan Arteaga       Lynda Calkin
      3rd Wednesday      Laura Linehan       Tim O'Brien        Tim O'Brien
      4th Wednesday      Barbara Marcin      Barbara Marcin     Caesar Bryan
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ TIMOTHY P. O'BRIEN, CFA

                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager
October 15, 2001

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

                 COMMON STOCKS -- 80.4%
                 ENERGY AND UTILITIES: ELECTRIC -- 22.6%
    15,000       Cinergy Corp. ................................      $   463,050
    11,400       DTE Energy Co. ...............................          490,770
    19,900       Kansas City Power & Light Co. ................          519,191
     1,000       Maine Public Service Co. .....................           27,850
    29,500       Niagara Mohawk Holdings Inc.+ ................          500,615
    10,000       TECO Energy Inc. .............................          271,000
                                                                     -----------
                                                                       2,272,476
                                                                     -----------
                 ENERGY AND UTILITIES: INTEGRATED -- 34.2%
    12,700       CH Energy Group Inc. .........................          515,620
     9,000       Constellation Energy Group ...................          217,800
    13,600       Entergy Corp. ................................          483,616
    15,000       NiSource Inc. ................................          349,650
    15,000       Reliant Energy Inc. ..........................          394,800
    12,800       RGS Energy Group Inc. ........................          495,360
     9,000       UtiliCorp United Inc. ........................          252,090
    20,000       Wisconsin Energy Corp. .......................          450,000
    10,000       Xcel Energy Inc. .............................          281,500
                                                                     -----------
                                                                       3,440,436
                                                                     -----------
                 ENERGY AND UTILITIES: NATURAL GAS -- 8.9%
     4,000       El Paso Corp. ................................          166,200
    10,000       National Fuel Gas Co. ........................          230,300
    30,000       ONEOK Inc. ...................................          496,800
                                                                     -----------
                                                                         893,300
                                                                     -----------


                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

                 TELECOMMUNICATIONS: LOCAL -- 14.7%
    11,800       BellSouth Corp. ..............................      $   490,290
    10,500       SBC Communications Inc. ......................          494,760
     9,200       Verizon Communications .......................          497,812
                                                                     -----------
                                                                       1,482,862
                                                                     -----------
                 TOTAL COMMON STOCKS ..........................        8,089,074
                                                                     -----------

                 PREFERRED STOCKS -- 1.6%
                 ENERGY AND UTILITIES: INTEGRATED -- 1.6%
     3,000         Mirant Trust I,
                   6.25% Cv. Pfd., Ser. A                                160,500
                                                                     -----------
 PRINCIPAL
   AMOUNT
 ---------

                 U.S. GOVERNMENT OBLIGATIONS -- 17.1%
$1,734,000       U.S. Treasury Bills,
                   2.34% to 3.38%++,
                   due 10/18/01 to 12/27/01                            1,725,505
                                                                     -----------
                 TOTAL INVESTMENTS -- 99.1%
                   (Cost $9,649,653)                                   9,975,079

                 OTHER ASSETS AND LIABILITIES (NET) -- 0.9%               90,427
                                                                     -----------
                 NET ASSETS -- 100.0%                                $10,065,506
                                                                     ===========
------------------------
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE OF DISTRIBUTIONS
                                           -------------------------

Reinvestment Date     Per Share     Reinvestment Price        Reinvestment Date     Per Share     Reinvestment Price
-----------------     ---------     ------------------        -----------------      --------     ------------------
December 27, 1999       $0.25              $10.89             December 27, 2000       $0.12              $11.73
January 27, 2000        $0.07              $10.70             January 29, 2001        $0.07              $11.24
February 25, 2000       $0.07              $10.85             February 26, 2001       $0.07              $11.13
March 29, 2000          $0.07              $11.82             March 28, 2001          $0.07              $10.74
April 26, 2000          $0.07              $11.19             April 26, 2001          $0.07              $11.35
May 26, 2000            $0.07              $10.64             May 29, 2001            $0.07              $11.04
June 28, 2000           $0.07              $11.12             June 27, 2001           $0.07              $10.28
July 27, 2000           $0.07              $10.73             July 27, 2001           $0.07               $9.89
August 29, 2000         $0.07              $11.15             August 29, 2001         $0.07               $9.83
September 27, 2000      $0.07              $11.96             September 26, 2001      $0.07               $9.10
October 27, 2000        $0.07              $11.47
November 28, 2000       $0.07              $11.76
--------------------------------------------------------------------------------------------------------------------

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                                    Timothy P. O'Brien, CFA
PRESIDENT AND CHIEF                                      PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                                                   James E. McKee
VICE PRESIDENT AND TREASURER                                      SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB470Q301SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
UTILITIES
FUND



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001